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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 19, 2003




                           Long Beach Acceptance Corp.

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             (Exact name of registrant as specified in its charter)



           Delaware                       333-75958             33-0660404
---------------------------------     ------------------   ---------------------
(State or Other Jurisdiction of        (Commission File       (I.R.S. Employer
         Incorporation)                     Number)          Identification No.)


     One Mack Centre Drive
      Paramus, New Jersey                                           07652
(Address of Principal Executive                                   (Zip Code)
          Offices)



         Registrant's telephone number, including area code (201) 262-5222
                                                            --------------------

                                    No Change
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          (Former name or former address, if changed since last report)


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    Item 5.  Other Events


         In connection with the offering of Long Beach Acceptance Auto Receivables Trust 2003-B, Asset-Backed Notes, Series 2003-B, certain "Computational Materials", dated June 19, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)   Not applicable

    (b)   Not applicable

    (c)   Exhibit 99.1.  Related Computational Materials (as defined in
          Item 5 above).





















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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    LONG BEACH ACCEPTANCE CORP.
                                    --------------------------------------------
                                        Registrant and on behalf of Long Beach
                                        Acceptance Auto Receivables Trust 2003-B


                                              By: /s/ Stephen W. Prough
                                                  ------------------------------
                                                   Name: Stephen W. Prough
                                                   Title: President and Chairman
                                                          of the Board




Dated:  June 19, 2003



























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                                  EXHIBIT INDEX




EXHIBIT NO.                DESCRIPTION
-----------                ------------
99.1                       Related Computational Materials (as defined in
                           Item 5 above).